                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) September 30, 1999

                           RANGE RESOURCES CORPORATION

             (Exact name of registrant as specified in its charter)

            DELAWARE                               0-9592                       34-1312571
  (State or other jurisdiction               (Commission File Number)          (IRS Employer
of incorporation or organization)                                          Identification Number)
       500 THROCKMORTON STREET                                                   76102
         FORT WORTH, TEXAS                                                     (Zip Code)
 (Address of principal executive offices)


       Registrant's telephone number, including area code: (817) 870-2601

The purpose of this report is to make the following disclosures pursuant to Item 5 Other Events and Item 7(b) Financial Statements and Exhibits:

ITEM 5.  OTHER EVENTS.

         On September 30, 1999 Range Resources Corporation ("Range") formed Great Lakes Energy Partners, L.L.C. ("Great Lakes") with FirstEnergy Corp. ("FirstEnergy"). Range and FirstEnergy each contributed all of their Appalachian oil and gas properties and associated gas gathering and transportation systems to Great Lakes, and each party owns a 50% interest in Great Lakes. Great Lakes has proved reserves of approximately 450 Bcfe, of which 90% is natural gas, 4,700 miles of gas gathering and transportation lines and a leasehold position of nearly 1 million acres. Combining the assets and operations should allow for cost efficiencies, enhanced productivity and a stronger position in pursuing further consolidation in the region. For more information about this transaction, see the news release dated September 30, 1999, a copy of which is filed as Exhibit 2.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Pro Forma Financial Information

         Pro Forma combined balance sheet at June 30, 1999

         Pro Forma combined statement of operations for the six months ended June 30, 1999

         Pro Forma combined statement of operations for the twelve months ended December 31, 1998

         Notes to pro forma combined financial statements

(c)      Exhibits

         2.1 Formation Agreement between Range Resources Corporation and FirstEnergy Corp. dated September 30, 1999.

         2.2 Range Resources Corporation news release dated September 30, 1999 announcing completion of the Range and FirstEnergy joint venture.

               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

         On September 30, 1999 Range Resources Corporation ("Range" or "the Company") formed Great Lakes Energy Partners, L.L.C. ("Great Lakes"), a joint venture with FirstEnergy Corp. ("FirstEnergy"). Range and FirstEnergy each contributed all of their Appalachian oil and gas properties and associated gas gathering and transportation systems to Great Lakes, and each party owns a 50% interest in Great Lakes. Great Lakes has proved reserves of approximately 450 Bcfe, of which 90% is natural gas, 4,700 miles of gas gathering and transportation lines and a leasehold position of nearly 1 million acres. The Company's 50% ownership in Great Lakes will be pro-rata consolidated into Range's financial statements.

         The accompanying unaudited pro forma condensed financial statements give effect the formation of Great Lakes. The accompanying unaudited pro forma combined balance sheet of Range as of June 30, 1999 has been prepared as if the formation of Great Lakes had occurred as of that date. The unaudited pro forma combined statements of operations for the six months ended June 30, 1999 and the year ended December 31, 1998 were prepared as if the formation of Great Lakes had occurred at the beginning of each period presented.

         This information is not necessarily indicative of future consolidated results of operations.



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
                  RANGE RESOURCES CORPORATION AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                                  JUNE 30, 1999
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                              Great Lakes
                                                               Historical      Pro Forma         Pro Forma
                                                                 Range        Adjustments          Range
                                                                 -----        -----------          -----
Assets
Current assets
   Cash and equivalents...................................        $15,757                          $15,757
   Accounts receivable....................................         27,701                           27,701
   IPF Program notes receivable, current portion..........          8,600                            8,600
   Marketable securities..................................          4,422                            4,422
   Assets held for sale...................................         48,687          (48,687)(a)           -
   Inventory and other....................................          5,289             (675)(a)       4,614
                                                              -----------                        ---------
         Total current assets.............................        110,456                           61,094
                                                              -----------                        ---------

IPF Program notes receivable, net.........................         63,634                           63,634

Oil and gas properties....................................        945,372         (117,638)(a)     827,734
   Accumulated depletion and amortization.................       (302,302)          72,386 (a)    (229,916)
                                                              -----------                        ---------
                                                                  643,070                          597,818
                                                              -----------                        ---------

Gas transportation and field services assets..............         89,452          (15,976)(a)      73,476
   Accumulated depreciation...............................        (18,491)           9,451 (a)      (9,040)
                                                              -----------                        ---------
                                                                   70,961                           64,436
                                                              -----------                        ---------

Other assets..............................................          7,556                            7,556
                                                              -----------                       ----------
                                                              $   895,677                       $   794,538
                                                              ===========                       ===========
Liabilities and Stockholders' Equity
Current liabilities

  Accounts payable........................................    $    21,987                       $    21,987
  Accrued liabilities.....................................         21,109                            21,109
  Accrued interest........................................          9,245                             9,245
  Current portion of debt.................................         52,052          (52,015)(a)           37
                                                              -----------                       -----------
         Total current liabilities........................        104,393                            52,378
                                                              -----------                       -----------

Senior debt...............................................        317,085          (49,124)(a)      267,961
Non-recourse debt of IPF..................................         54,200                            54,200
Subordinated notes........................................        176,360                           176,360
                                                              -----------                       -----------
                                                                  547,645                           498,521
                                                              -----------                       -----------

Company-obligated preferred securities of

  subsidiary trust .......................................        117,669                           117,669

Stockholders' equity

  $2.03 convertible preferred stock, $1 par value.........          1,150                             1,150
  Common stock, $.01 par value............................            374                               374
  Capital in excess of par value..........................        339,027                           339,027
  Retained earnings (deficit).............................       (216,364)                         (216,364)
  Unrealized gain (loss) on marketable securities.........          1,783                             1,783
                                                              -----------                        ----------
         Total stockholders' equity.......................        125,970                           125,970
                                                              -----------                        ----------
                                                               $  895,677                        $  794,538
                                                              -----------                        ----------


              See notes to pro forma combined financial statements

                  RANGE RESOURCES CORPORATION AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                           Great Lakes
                                          Historical         Pro Forma       Pro Forma
                                            Range           Adjustments        Range
                                            -----           -----------        -----
Revenues
  Oil and gas sales.................    $   71,082       $  (6,277) (b)    $  64,805
  Transportation, marketing and
      processing....................         3,698            (408) (b)        3,290
  IPF income, net...................         3,454                             3,454
  Interest and other................         1,915            (191) (b)        1,724
                                        ----------                       -----------
                                            80,149                            73,273
                                        ----------                       -----------
Expenses

  Direct operating..................        22,085          (1,674) (b)       20,411
  IPC expense.......................         2,976                             2,976
  Exploration.......................         1,362             (53) (b)        1,309
  General and administrative........         3,662            (168) (b)        3,494
  Interest..........................        24,453          (3,374) (b)       21,079
  Depletion, depreciation and
    amortization....................        38,939          (2,408) (b)       36,531
                                        ----------                       -----------
                                            93,477                            85,800
                                        ----------                       -----------

Income (loss) before income  taxes..       (13,328)                          (12,527)
Income taxes
  Current...........................           170                               170
  Deferred..........................             -                                 -
                                        ----------                       -----------
Income (loss) before extraordinary
  item..............................       (13,498)                          (12,697)

Extraordinary item

   Gain on exchange of securities...         2,430                             2,430
                                        ----------                       -----------

Net income (loss)...................    $  (11,068)                      $    (10,267)
                                        ==========                       ============

Comprehensive  income (loss)........     $  (9,665)                      $     (8,866)
                                        ==========                       ============

Earnings (loss) per common share:

  Basic.............................   $     (0.34)                      $      (0.31)
                                        ==========                       ============
  Diluted...........................   $     (0.34)                      $      (0.31)
                                       ===========                       ============

Weighted average shares outstanding

  Basic.............................        36,442                            36,442
                                       ===========                       ===========

  Diluted...........................        36,442                            36,442
                                       ===========                       ===========



              See notes to pro forma combined financial statements

                  RANGE RESOURCES CORPORATION AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      TWELVE MONTHS ENDED DECEMBER 31, 1998
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                         Great Lakes
                                        Historical        Pro Forma         Pro Forma
                                          Range          Adjustments          Range
                                          -----          -----------          -----
Revenues
  Oil and gas sales.................    $  135,593      $  (13,697) (c)   $  121,896
  Transportation, marketing and
      processing....................         6,711             509  (c)        7,220
  IPF income, net...................         4,370                             4,370
  Interest and other................         2,255            (220) (c)        2,035
                                        ----------                        ----------
                                           148,929                           135,521
                                        ----------                        ----------
Expenses

  Direct operating..................        39,001          (6,352) (c)       32,649
  IPF expense.......................         7,996                             7,996
  Exploration.......................        11,265             499  (c)       11,764
  General and administrative........         9,215            (564) (c)        8,651
  Interest..........................        40,642          (5,929) (c)       34,713
  Depletion, depreciation and
    amortization....................        60,153          (3,994) (c)       56,159
  Provision for impairment                 207,128          (7,322) (c)      199,806
  Business restructuring costs......         3,147                             3,147
                                        ----------                        ----------
                                           378,547                           354,885
                                        ----------                        ----------

Income (loss) before income  taxes..      (229,618)                         (219,364)

Income taxes
  Current...........................           278                               278
  Deferred..........................       (54,746)                          (54,746)
                                       -----------                       -----------
Net income (loss)...................   $  (175,150)                      $  (164,896)
                                       ===========                       ===========

Comprehensive  income (loss)........   $  (175,260)                      $  (165,006)
                                       ===========                       ===========

Earnings (loss) per common share:

  Basic.............................   $    (6.82)                        $    (6.43)
                                       ==========                        ===========
  Diluted...........................   $    (6.82)                        $    (6.43)
                                       ==========                        ===========

Weighted average shares outstanding

  Basic............................        26,008                             26,008
                                       ==========                        ===========
  Diluted...........................       26,008                             26,008
                                       ==========                        ===========



              See notes to pro forma combined financial statements

                  RANGE RESOURCES CORPORATION AND SUBSIDIARIES
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE (1) BASIS OF PRESENTATION

              On September 30, 1999 Range Resources Corporation ("Range" or "the Company") formed Great Lakes Energy Partners, L.L.C. ("Great Lakes"), a joint venture with FirstEnergy Corp. ("FirstEnergy"). Range and FirstEnergy each contributed all of their Appalachian oil and gas properties and associated gas gathering and transportation systems to Great Lakes, and each party owns a 50% interest in Great Lakes. Great Lakes has proved reserves of approximately 450 Bcfe, of which 90% is natural gas, 4,700 miles of gas gathering and transportation lines and a leasehold position of nearly 1 million acres. The Company's 50% ownership in Great Lakes will be pro-rata consolidated into the financial statements of Range. The Company anticipates it will recognize a non-recurring gain and related income taxes as a result of the consummation of this transaction. The gain and related income taxes have not been reflected in the pro forma financial statements because they will be non-recurring. The accompanying pro forma condensed financial statements give effect to the formation of Great Lakes.

NOTE (2) GREAT LAKES PRO FORMA ADJUSTMENTS - AS OF JUNE 30, 1999

         The accompanying unaudited pro forma combined balance sheet as of June 30, 1999 has been prepared as if Great Lakes was formed on June 30, 1999 and reflects the following adjustments:

(a) To adjust the Company's assets and liabilities to reflect the contribution of its Appalachian oil and gas properties and associated gas gathering and transportation systems to Great Lakes and the assumption by Great Lakes of $188 million of debt related to those assets. This adjustment reflects the pro-rata consolidation of the Company's 50% interest in Great Lakes.

NOTE (3) GREAT LAKES PRO FORMA ADJUSTMENTS - FOR THE SIX MONTHS ENDED JUNE 30, 1999

         The accompanying unaudited pro forma combined statement of operations for the six months ended June 30, 1999 has been prepared as if Great Lakes was formed on January 1, 1999 and reflects the following adjustments:

(b) To adjust the Company's operations to reflect the contribution of its Appalachian operations to Great Lakes and reflect the Company's 50% interest in Great Lakes operations.

NOTE (4) GREAT LAKES PRO FORMA ADJUSTMENTS - FOR THE YEAR ENDED DECEMBER 31,
1998

         The accompanying unaudited pro forma combined statement of operations for the year ended December 31, 1998 has been prepared as if Great Lakes was formed on January 1, 1998 and reflects the following adjustments:

(c) To adjust the Company's operations to reflect the contribution of its Appalachian operations to Great Lakes and reflect the Company's 50% interest in Great Lakes operations.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RANGE RESOURCES CORPORATION

                                               By  /s/ Thomas W. Stoelk
                                                   ----------------------------
                                                       Thomas W. Stoelk
                                                       Senior Vice President
                                                       Finance & Administration

October 15, 1999

                                  EXHIBIT INDEX

      Exhibit
       Number                   Exhibit Title
       ------                   -------------

         2.1 Formation Agreement between Range Resources Corporation and FirstEnergy Corp. dated September 30, 1999.

         2.2 Range Resources Corporation news release dated September 30, 1999 announcing completion of the Range and FirstEnergy joint venture.